UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2020

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting of Stockholders”) of The Children’s Place, Inc. (the “Company”) held on May 14, 2020, the Company’s stockholders voted to approve an increase of 600,000 shares of common stock, par value $0.10 per share (the “Common Stock”) available for issuance under the Company’s 2011 Equity Incentive Plan. Such proposal is set forth on pages 70 through 80 of the Company’s proxy statement for the 2020 Annual Meeting of Stockholders, filed with the U.S. Securities and Exchange Commission (“SEC”) on April 3, 2020. The foregoing description is not complete and is qualified entirely by reference to the full text of the Company’s Fourth Amended and Restated 2011 Equity Plan, a copy of which the Company plans to file with the SEC as an exhibit to the Company’s Registration Statement on Form S-8 to be filed on May 15, 2020.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Stockholders, the Company’s stockholders voted on: (i) the election of each of the Company’s nine nominees for Director for a one-year term expiring in 2021; (ii) the ratification of the appointment of Ernst & Young LLP, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 30, 2021; (iii) the approval of an increase of 600,000 shares of Common Stock available for issuance under the Company’s 2011 Equity Incentive Plan; and (iv) the approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the 2020 Annual Meeting of Stockholders.

The results of the voting were as follows:

	For	Against	Abstentions	Broker Non-Votes
Election of Directors
Joseph Alutto	10,587,958	158,691	26,234	1,764,419
John E. Bachman	10,687,315	59,504	26,064	1,764,419
Marla Malcolm Beck	10,688,202	59,253	25,428	1,764,419
Elizabeth J. Boland	10,692,865	54,560	25,458	1,764,419
Jane Elfers	10,694,890	52,251	25,742	1,764,419
Joseph Gromek	10,299,913	446,735	26,235	1,764,419
Norman Matthews	10,155,354	591,294	26,235	1,764,419
Robert L. Mettler	10,623,374	123,274	26,235	1,764,419
Debby Reiner	10,649,692	97,774	25,417	1,764,419

Ratification of the Appointment Of Independent Registered Public Accounting Firm	12,492,817	13,240	31,245	0

Approval of an increase of 600,000 shares of Common Stock available under the Company’s 2011 Equity Incentive Plan	7,323,958	3,420,687	28,238	1,764,419

Advisory Vote on Compensation Paid to Named Executive Officers (“Say-on-Pay”)	7,462,592	2,542,058	768,233	1,764,419

Item 8.01	Other Events.

Following their election to the Board of Directors (the “Board”) of the Company at the 2020 Annual Meeting of Stockholders, the Company appointed the membership and leadership of each of the Company’s Board committees as follows:

Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee

John E. Bachman (Chair)	Joseph Gromek (Chair)	Joseph Alutto (Chair)
Marla Malcolm Beck	Norman Matthews	John E. Bachman
Elizabeth J. Boland	Robert L. Mettler	Marla Malcolm Beck
	Debby Reiner	Norman Matthews

*          *          *

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2020

THE CHILDREN’S PLACE, INC.

By:	/s/ Jane Elfers
Name: Title:	Jane Elfers President and Chief Executive Officer

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